Exhibit 10.1

AMENDMENT

TO

PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (this “Agreement”), dated as of July 7, 2023, by and between Unique Logistics International, Inc., a Nevada corporation (the “Maker”), and Unique Logistics Holdings Limited, a Hong Kong corporation (“ULHL”), or its successors, assigns or other subsequent noteholder, as the case may be (the “Noteholder”).

Reference is hereby made to that certain Promissory Note dated February 21, 2023, issued by the Maker in favor of ULHL in the original principal amount of $2,500,000 (the “Note”); all capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Note.

WHEREAS, the Maker and ULHL desire to amend the Note to extend the Maturity Date thereof from June 30, 2023, to October 31, 2023.

NOW, THEREFORE, for other good and valuable consideration, the parties hereto hereby agree as follows:

1.	The term “Maturity Date” as defined in Section 1.1 of the Note shall be hereby amended by elimination of “June 30, 2023” and insertion in lieu thereof of “October 31, 2023.” All references to the Maturity Date hereafter shall refer to October 31, 2023.

2.	Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

3.	All references to the “Note” shall mean the Note as hereby amended.

4.	This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

5.	This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

6.	This Note and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Note and the transactions contemplated hereby, shall be governed by the laws of the State of New York, without regard to any conflict of law provisions thereof.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

MAKER

Unique Logistics International, Inc., a
Nevada corporation

By:
Name:
Title:

ULHL/NOTEHOLDER:

Unique Logistics Holdings Limited, a
Hong Kong corporation

By:
Name:
Title:

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